Managed
   HIGH INCOME
PORTFOLIO INC.

                               [GRAPHIC OMITTED]

                                                                       Quarterly

                                                                          Report

                                                               November 30, 2000

                               [GRAPHIC OMITTED]

                                                           Managed
LETTER TO                                                  HIGH INCOME
SHAREHOLDERS                                            PORTFOLIO INC.

Dear Shareholder:

      We are pleased to provide the quarterly report for the Managed High Income Portfolio Inc. ("Fund") for the period ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

      During the past nine months, the Fund distributed income dividends to shareholders totaling $0.73 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its November 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

             Price                Annualized              Nine-Month
           Per Share         Distribution Rate(2)      Total Return(2)
           ---------         --------------------      ---------------
           $8.07 (NAV)               12.19%                (12.19)%
           $7.50 (NYSE)              13.12%                  0.64%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.
(2) Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.082 for 12 months. This rate is as of December 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

      During the period the Fund generated a negative total return based on NAV of 12.19%. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of high current yield funds returned a negative 19.33% based on NAV for the same period.

Special Shareholder Notice

      We are pleased to report that our effort to reduce the Fund's shares discount to NAV has continued. We believe that the share repurchase program, that started on November 16, 1999, is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

      The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program through November 30, 2000, the Fund has repurchased and retired shares with an average buyback price of $8.39. As of November 30, 2000, the share repurchase program has increased the Fund's shares' NAV by over $0.04 and increased the Fund's shares' total return by approximately 0.45% when measured by NAV.

Market and Economic Overview and Outlook

      The high-yield bond market continued to deteriorate in October and the first half of November 2000 as investors tried to sort out the muddled U.S. economic outlook. At current median spread levels of over 850 basis points(4) above U.S. Treasuries, the high-yield bond market seems to be anticipating an economic recession in the U.S. We believe the market sell-off is an overreaction caused by year-end tax loss selling combined with market illiquidity.

      Moreover, we still believe the Federal Reserve Board ("Fed") may lower short-term interest rates enough to prevent a recession from taking hold and that the high-yield bond market may react very positively to that expected easing of monetary policy(5). Investor sentiment is extremely negative at the end of the period, which we view as a positive. Most of the bad news on slowing U.S. economic growth and corporate profits has already been discounted by the high-yield bond market.

----------
(3)   Lipper is a major independent fund tracking organization.
(4)   A basis point is 0.01% or one one-hundredth of a percent.
(5) On January 3, 2001, after this letter was written, the Fed cut interest rates by one half point.

      We are now approaching the spread levels reached in the 1990 recession. On a year to date basis the high-yield bond market has generated a negative total return of roughly 7.50% compared to positive total returns in the 5.00% to 12.00% range in the U.S. Treasury market and 4.50% to 7.00% in the investment-grade(6) corporate bond market. The best performing segment of the U.S. bond market so far in 2000 has been long term U.S. Treasuries given their safe haven status. The government buy back of long term U.S. Treasuries has also bolstered their performance even further so far this year.

      In our opinion, there are several factors driving high-yield bond valuations to such undervalued levels, such as:

      o The Fed's tightening bias over the last eighteen months has withdrawn liquidity from the bond markets;

      o Various Wall Street dealers have also reduced their exposure to high-yield bonds and investment-grade corporate bonds to protect their own balance sheets; and

      o Redemptions out of open-end bond mutual funds, especially high-yield bond funds, have exerted even more downward pressure on high-yield bond prices, as funds have had to liquidate bonds to meet those redemptions.

      We have been fortunate not to experience significant redemptions over the past two years. However, on an overall basis, there has been over $7.5 billion of funds withdrawn from high-yield bond mutual funds in the first ten months of 2000 alone.

      The lower to middle quality segments (Caa/ CCC and B/B rated issues) of the high-yield bond market performed poorly during the period because of a combination of increased defaults among the lesser quality credits as well as new issue supply pressures in B/B rated issues earlier in the year. Most industry sectors performed poorly especially the more economically sensitive sectors such as basic materials, capital goods manufacturing, transportation, and consumer cyclicals. The economic slowdown is causing downward earnings revisions even among the more economically sensitive companies.

----------
(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Directors to be of equivalent quality.

      In addition, the once popular telecommunications sector has significantly underperformed the market given the heavy capital needs of this industry and the current difficulty in the bond market for many companies to obtain additional capital to complete their business plans. We believe this is a short-term challenge for companies within the telecommunications sector that may eventually be resolved if the market stabilizes. The only high-yield industry sectors that posted positive returns during the period were energy, health care, media and operating utilities. In our opinion, these are the sectors that have continued to experience considerable positive momentum and would be less vulnerable to an U.S. economic slowdown. Our overweighting in B/B rated telecommunications issues held back our performance during the period. We continue to believe these issues may outperform once the high-yield bond market stabilizes.

Conclusion

      In the near term, we will continue to emphasize the less economically sensitive growth sectors and maintain a reasonable balance in the Fund's overall credit quality, looking for opportunities in this volatile market. We remain highly positive on the high-yield bond market and believe the worst of the correction is behind us. However, we may not see any meaningful improvement in high-yield bond prices until the Fed begins to reverse its interest rate increases instituted over the last 18 months. (Of course, there are no guarantees that this in fact will occur.)

      As the stock market further destabilizes and U.S. economic momentum slows even further, the Fed may begin cutting short-term interest rates and restoring liquidity in the bond market. And while we cannot predict the future with any degree of certainty, the high-yield bond market could dramatically benefit from this eventual shift in Fed monetary policy. We saw the same trend change in the 1990 recession. Even though default rates in 1990 approached 10% and peaked in January of 1991, the high-yield bond market generated total returns above 30% in 1991 as liquidity flowed back into the market and investors took advantage of undervalued bonds.

      Thank you for your investment in the Managed High Income Portfolio Inc.

Sincerely,

/s/ Heath B. McLendon                      /s/ John C. Bianchi

Heath B. McLendon                          John C. Bianchi, C.F.A.
Chairman and                               Vice President and
Chief Executive Officer                    Investment Officer

December 29, 2000

      The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 38. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited)

    Face
  Amount++        Rating(a)                                 Security                                                 Value

----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.5%
----------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
                             BE Aerospace, Inc., Sr. Sub. Notes:
  1,940,000          B         8.000% due 3/1/08............................................................... $  1,775,100
    810,000          B         9.500% due 11/1/08..............................................................      789,750
    975,000          B-      Dunlop Standard Aerospace, Sr. Notes,
                               11.875% due 5/15/09.............................................................      970,125
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,534,975
----------------------------------------------------------------------------------------------------------------------------
Airlines -- 1.4%
  6,296,587          BB      Airplanes Pass Through Trust, Corporate
                               Collateralized Mortgage Obligation,
                               Series D, 10.875% due 3/15/19...................................................    4,826,396
----------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 4.6%
                             AES Corp.:
                               Sr. Notes:
  5,850,000          Ba1*        9.500% due 6/1/09.............................................................    5,820,750
  2,170,000          Ba1*        9.375% due 9/15/10............................................................    2,153,725
  2,880,000          Ba3*      Sr. Sub. Notes, 10.250% due 7/15/06.............................................    2,923,200
    920,000          Ba2*    AES Drax Energy Ltd., Secured Notes,
                               11.500% due 8/30/10 (b).........................................................      975,200
  3,550,000          BB+     Calpine Corp., Sr. Notes,
                               10.500% due 5/15/06.............................................................    3,705,313
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  15,578,188
----------------------------------------------------------------------------------------------------------------------------
Aluminum -- 1.0%
                             Kaiser Aluminum & Chemical:
    500,000          B1*       Series B, Sr. Notes,
                                 10.875% due 10/15/06..........................................................      357,500
    445,000          B1*       Series D, Sr. Notes,
                                 10.875% due 10/15/06..........................................................      318,175
  5,395,000          B3*       Sr. Sub. Notes, 12.750% due 2/1/03..............................................    2,832,375
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,508,050
----------------------------------------------------------------------------------------------------------------------------
Apparel -- 0.6%
    720,000          BB-     Levi Strauss Co., Sub. Notes,
                               7.000% due 11/1/06..............................................................      536,400
                             Tommy Hilfiger USA Inc.:
    675,000          BBB-      Sr. Notes, 6.850% due 6/1/08....................................................      497,813
    765,000          BBB-      Sub. Notes, 6.500% due 6/1/03...................................................      642,600

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Apparel -- 0.6% (continued)
    550,000          B-      Tropical Sportswear International Corp.,
                               Sr. Sub. Notes, 11.000% due 6/15/08............................................. $    470,250
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,147,063
----------------------------------------------------------------------------------------------------------------------------
Apparel - Retail -- 0.4%
    895,000          CCC+    J Crew Operating Group, Sr. Sub Notes,
                               10.375% due 10/15/07............................................................      778,650
    840,000          Baa3*   Saks Inc., Sr. Notes, 7.250% due 12/1/04..........................................      562,800
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,341,450
----------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.5%
    470,000          B       Collins & Aikman Products, Sr. Sub. Notes,
                               11.500% due 4/15/06.............................................................      354,850
  2,325,000          B       Hayes Lemmerz International Inc.,
                               Sr. Sub. Notes, 8.250% due 12/15/08.............................................    1,406,625
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,761,475
----------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 1.3%
  1,876,600          NR      AMFM Operating Inc., Debenture,
                               Payment-in-Kind, 12.625% due 10/31/06...........................................    2,118,212
                             Young Broadcasting Corp., Sr. Sub. Notes:
    685,000          B         11.750% due 11/15/04............................................................      698,700
  1,705,000          B         10.125% due 2/15/05.............................................................    1,679,425
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,496,337
----------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.5%
    990,000          B       Amatek Industries Property, Sr. Sub. Notes,
                               12.000% due 2/15/08.............................................................      693,000
  1,190,000          B-      Atrium Cos. Inc., Sr. Sub. Notes,
                               10.500% due 5/1/09..............................................................      993,650
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,686,650
----------------------------------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 10.8%
                             Adelphia Communications Corp., Sr. Notes:
  2,515,000          B+        8.375% due 2/1/08...............................................................    1,804,513
  1,005,000          B+        7.875% due 5/1/09...............................................................      693,450
    535,000          CCC+    Cable Satisfaction International, Sr. Notes,
                               12.750% due 3/1/10..............................................................      374,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Cable/Satellite              Television -- 10.8% (continued) Century
                             Communications Corp.:
  6,115,000          B+        Sr. Discount Notes, zero coupon
                                 due 1/15/08................................................................... $  2,170,825
                               Sr. Notes:
    410,000          B+          9.750% due 2/15/02............................................................      388,475
  1,790,000          B+          8.750% due 10/1/07............................................................    1,387,250
                             Charter Communications Holdings, LLC:
  5,085,000          B+        Sr. Discount Notes, step bond to yield
                                 11.713% due 1/15/10...........................................................    2,707,763
  1,990,000          B+        Sr. Notes, 8.625% due 4/1/09....................................................    1,701,450
  2,105,000          BB-     CSC Holdings Inc., Sr. Sub. Notes,
                               10.500% due 5/15/16.............................................................    2,252,350
  1,125,000(GBP)     B-      Diamond Holdings PLC, Sr. Notes,
                               10.000% due 2/1/08..............................................................    1,218,841
  2,620,000          B       Echostar Broadband Corp., Sr. Notes,
                               10.375% due 10/1/07 (b).........................................................    2,423,500
    850,000          B+      Echostar DBS Corp., Sr. Notes,
                               9.375% due 2/1/09...............................................................      765,000
  1,550,000          B+      Insight Midwest, Sr. Notes,
                               10.500% due 11/1/10 (b).........................................................    1,542,250
                             NTL Communications Corp., Sr. Notes:
    430,000          B         11.875% due 10/1/10 (b).........................................................      333,250
    540,000          B         Step bond to yield 13.953% due 2/1/06...........................................      456,300
  4,205,000          B       NTL Inc., Sr. Notes, 11.500% due 10/1/08..........................................    3,427,075
  4,465,000          Ba2*    Rogers Cablesystems Ltd., Sr. Sub. Notes,
                               11.000% due 12/1/15.............................................................    4,956,150
  1,535,000(GBP)     B+      Telewest Communications PLC,
                               Sr. Discount Notes, step bond to yield
                               9.875% due 4/15/09..............................................................      902,391
  9,855,000          B-      United International Holdings Inc.,
                               Sr. Discount Notes, step bond to yield
                               11.518% due 2/15/08 ............................................................    3,696,125
 13,290,000          B       United Pan-Europe Communications N.V.,
                               Sr. Discount Notes, step bond to yield
                               12.500% due 8/1/09..............................................................    3,588,824
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  36,790,282
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Casinos/Gaming -- 4.0%
  2,845,000          B       Hollywood Casino Corp., Sr. Secured Notes,
                               11.250% due 5/1/07.............................................................. $  2,916,125
  1,295,000          B+      Horseshoe Gaming Holding, Sr. Sub. Notes,
                               8.625% due 5/15/09 .............................................................    1,233,488
     25,594          NR      Jazz Casino Co., Sr. Sub. Notes,
                               Payment-in-kind, 5.927% due 11/15/09............................................        3,711
                             Mandalay Resort Group, Sr. Sub Notes:
    635,000          BB-       10.250% due 8/1/07 .............................................................      628,650
    765,000          BB-       7.625% due 7/15/13 .............................................................      633,038
    940,000          BB+     Park Place Entertainment, Sr. Sub Notes,
                               8.875% due 9/15/08..............................................................      928,250
  1,155,000          B+      Station Casinos Inc., Sr. Sub Notes,
                               9.875% due 7/1/10 (b)...........................................................    1,167,994
                             Sun International Hotels Ltd., Sr. Sub. Notes:
  1,675,000          B+        9.000% due 3/15/07..............................................................    1,541,000
  1,745,000          B+        8.625% due 12/15/07.............................................................    1,581,406
  1,100,000          B-      Trump Atlantic City Associates, Sr. Sub
                               Notes, 11.250% due 5/1/06.......................................................      676,500
  2,410,000          B-      Venetian Casino Resort LLC, Secured Notes,
                               12.250% due 11/15/04............................................................    2,385,900
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  13,696,062
----------------------------------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.0%
                             Huntsman Corp.:
 10,525,000          B+        Sr. Discount Notes, zero coupon
                                 due 12/31/09 .................................................................    2,894,375
    440,000          B+        Sr. Sub. Notes, 10.125% due 7/1/09 .............................................      413,600
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,307,975
----------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.3%
  1,225,000          B       Avecia Group PLC, Sr. Notes,
                               11.000% due 7/1/09..............................................................    1,163,750
----------------------------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.3%
  1,125,000          B+      Seagate Technology International, Sr. Sub.
                               Notes, 12.500% due 11/15/07 (b).................................................    1,077,188
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Construction Materials -- 0.6%
                             Nortek Inc.:
  1,425,000          B+        Sr. Notes, 9.125% due 9/1/07.................................................... $  1,275,375
    965,000          B-        Sr. Sub. Notes, 9.875% due 3/1/04...............................................      887,800
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,163,175
----------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.4%
  1,410,000          B       Jostens Inc., Sr. Sub. Notes,
                               12.750% due 5/1/10 (b)..........................................................    1,283,100
----------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.9%
  1,280,000          BBB-    Crown Cork & Seal, Sr. Notes,
                               7.125% due 9/1/02...............................................................      748,800
  1,035,000          B-      SF Holdings Group Inc., Sr Discount Notes,
                               step bond to yield 18.085% due 3/15/08..........................................      525,263
                             Stone Container Corp., Sr. Notes:
  3,565,000          B         11.500% due 8/15/06 (b).........................................................    3,645,213
  1,070,000          Ba3*      10.188% due 12/31/06............................................................    1,070,000
  1,070,000          Ba3*      10.375% due 12/31/06............................................................    1,070,000
  1,900,000          B-      Sweetheart Cup Co., Sr. Sub. Notes,
                               10.500% due 9/1/03..............................................................    1,700,500
  1,560,000          B-      Tekni-Plex Inc., Sr. Sub. Notes,
                               12.750% due 6/15/10 ............................................................    1,201,200
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   9,960,976
----------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 3.3%
                             Parker Drilling Co., Sr. Notes:
    350,000          B-        5.500% due 8/1/04...............................................................      294,438
  2,580,000          B+        9.750% due 11/15/06.............................................................    2,534,850
  3,205,000          BB      Pride International Inc., Sr. Notes,
                               10.000% due 6/1/09..............................................................    3,301,150
                             RBF Finance Corp.:
  2,545,000          Ba3*      Sr. Notes, 12.250% due 3/15/06..................................................    2,984,013
  1,840,000          BB-       Sr. Secured Notes, 11.375% due 3/15/09..........................................    2,136,700
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11,251,151
----------------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.5%
  1,710,000          Baa3*   Kmart Corp., Sr. Notes,
                               12.500% due 3/1/05..............................................................    1,630,913
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Electric Utilities -- 1.2%
  1,060,000          BB      CMS Energy Corp., Sr. Notes,
                               9.875% due 10/15/07............................................................. $  1,089,150
  2,815,000          Ba3*    Orion Power Holdings Inc., Sr. Notes,
                               12.000% due 5/1/10 (b)..........................................................    3,012,050
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,101,200
----------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 1.0%
  1,470,000          BB-     Celestica International Inc., Sr. Sub. Notes,
                               10.500% due 12/31/06............................................................    1,525,125
  2,075,000          Ba3*    Flextronics International Ltd., Sr. Sub.
                               Notes, 9.875% due 7/1/10 (b)....................................................    1,992,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,517,125
----------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.5%
  1,635,000          B1*     Amkor Technologies Inc., Sr. Sub. Notes,
                               10.500% due 5/1/09..............................................................    1,528,725
----------------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.4%
  1,690,000          BB-     Polaroid Corp., Sr. Notes,
                               11.500% due 2/15/06.............................................................    1,242,150
----------------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 1.3%
  1,005,000          BB-     Integrated Electrical Services Inc., Sr. Sub.
                               Notes, 9.375% due 2/1/09........................................................      886,913
  3,265,000          B+      Metromedia Fiber Network, Sr. Notes,
                               10.000% due 11/15/08............................................................    2,497,725
  1,295,000          B-      Orius Capital Corp., Sr. Sub. Notes,
                               12.750% due 2/1/10 .............................................................      990,675
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,375,313
----------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 3.5%
                             Allied Waste Industries, Inc., N.A.:
                               Sr. Notes:
    490,000          BB          9.438% due 7/21/06............................................................      463,050
    509,600          BB          9.688% due 7/21/07............................................................      481,572
     78,400          BB          9.813% due 7/21/07............................................................       74,088
  1,390,000          BB-         7.875% due 1/1/09.............................................................    1,198,875
  8,620,000          B+        Sr. Sub. Notes, 10.000% due 8/1/09..............................................    7,413,200
  2,180,000          B+      URS Corp., Sr. Sub. Notes,
                               12.250% due 5/1/09..............................................................    2,245,400
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11,876,185
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Financial Conglomerates -- 0.5%
                             Amresco Inc., Sr. Sub. Notes:
  1,500,000          Caa*      10.000% due 3/15/04............................................................. $    866,250
  1,275,000          Caa*      9.875% due 3/15/05..............................................................      736,313
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,602,563
----------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 1.9%
                             Aurora Foods Inc., Sr. Sub. Notes:
  2,490,000          CCC+      9.875% due 2/15/07..............................................................    1,805,250
    315,000          CCC+      8.750% due 7/1/08...............................................................      225,225
  1,750,000          B-      Carrols Corp., Sr. Sub. Notes,
                               9.500% due 12/1/08..............................................................    1,058,750
    775,000          B       Fleming Cos. Inc., Sr. Notes,
                               10.625% due 7/31/07.............................................................      563,813
  2,660,000          B       SC International Services Inc.,
                               Sr. Sub. Notes, 9.250% due 9/1/07...............................................    2,640,050
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,293,088
----------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.3%
  1,560,000          B-      B&G Foods Inc., Sr. Sub. Notes,
                               9.625% due 8/1/07...............................................................    1,041,300
----------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.4%
  1,735,000          B       Ainsworth Lumber Co. Ltd., Sr. Notes,
                               12.500% due 7/15/07.............................................................    1,353,300
----------------------------------------------------------------------------------------------------------------------------
Home Building -- 1.0%
  1,060,000          Ba1*    DR Horton Inc., Sr. Notes,
                               8.000% due 2/1/09...............................................................      927,500
  2,300,000          BB+     Lennar Corp., Sr. Notes,
                               9.950% due 5/1/10 ..............................................................    2,300,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,227,500
----------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
  1,160,000          B       Falcon Products Inc., Sr. Sub. Notes,
                               11.375% due 6/15/09.............................................................    1,061,400
----------------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.7%
     24,500          Ba3*    Fresenius Medical Care Preferred Capital
                               Trust, 9.000% due 12/1/06.......................................................    2,358,125
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Hotels/Resorts -- 2.2%
  1,355,000          Ba3*    Courtyard by Marriott, Sr. Secured Notes,
                               10.750% due 2/1/08.............................................................. $  1,358,388
  2,185,000          BB      HMH Properties Inc., Sr. Notes,
                               8.450% due 12/1/08..............................................................    2,064,825
                             Intrawest Corp., Sr. Notes:
  1,850,000          B+        9.750% due 8/15/08..............................................................    1,794,500
  2,085,000          B+        10.500% due 2/1/10..............................................................    2,085,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   7,302,713
----------------------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.3%
  1,055,000          B       Flowserve Corp., Sr. Sub Notes,
                               12.250% due 8/15/10 (b).........................................................    1,033,900
----------------------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 2.2%
    555,000          NR      Colo.com, 13.875% due 3/15/10 (b)(c)..............................................      363,525
  1,005,000          Caa*    Cybernet Internet Services International,
                               Sr. Notes, 14.000% due 7/1/09...................................................      356,775
                             Exodus Communications, Inc., Sr. Notes:
    350,000          B         10.750% due 12/15/09 (b)........................................................      280,000
  5,715,000          B         11.625% due 7/15/10 (b).........................................................    4,486,275
                             PSINet, Sr. Notes:
    625,000          B3*       10.000% due 2/15/05.............................................................      190,625
  1,150,000          B3*       10.500% due 12/1/06.............................................................      350,750
  2,025,000          B3*       11.000% due 8/1/09..............................................................      627,750
  1,310,000          B3*     Rhythms NetConnections Inc.,
                               Sr. Discount Notes, step bond to
                               yield 22.982% due 5/15/08.......................................................      176,850
  1,690,000          CCC+    WAM!Net Inc., Sr. Discount Notes, step
                               bond to yield 13.214% due 3/1/05................................................      764,725
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   7,597,275
----------------------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.3%
  1,100,000          B-      Oglebay Norton Co., Sr. Sub. Notes,
                               10.000% due 2/1/09..............................................................      951,500
----------------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
                             HEALTHSOUTH Corp.:
  2,190,000          BBB-      Sr. Notes, 6.875% due 6/15/05...................................................    2,028,488
  1,990,000          BB+       Sr. Sub. Notes, 10.750% due 10/1/08.............................................    2,044,725
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   4,073,213
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Medical Specialties -- 0.5%
  1,480,000          B-      Hanger Orthopedic Group Inc., Sr. Sub.
                               Notes, 11.250% due 6/15/09 ..................................................... $    688,200
  1,515,000          B-      Total Renal Care Holdings, Sub. Notes,
                               7.000% due 5/15/09 .............................................................    1,157,080
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,845,280
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.2%
  2,900,000          B2*     Intertek Finance, Sr. Sub. Notes,
                               10.250% due 11/1/06 ............................................................    1,323,125
  3,250,000          B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                               11.000% due 11/1/06.............................................................    2,616,250
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,939,375
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.8%
  2,650,000          B+      Park Ohio Holdings Corp., Sr. Sub. Notes,
                               9.250% due 12/1/07..............................................................    2,080,250
    925,000          B       Polymer Group Inc., Unsecured Sr. Sub.
                               Notes, 9.000% due 7/1/07........................................................      587,375
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,667,625
----------------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.9%
  4,695,000          B-      Premier Parks Operations Inc.,
                               Sr. Discount Notes, step bond to yield
                               11.545% due 4/1/08 .............................................................    3,122,175
----------------------------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
    750,000          BB-     Leviathan Gas Pipeline Partners L.P.,
                               Sr. Sub. Notes, 10.375% due 6/1/09..............................................      791,250
----------------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 4.8%
                             Belco Oil and Gas Corp., Sr. Sub. Notes:
    700,000          B1*       10.500% due 4/1/06..............................................................      707,000
  1,330,000          B1*       8.875% due 9/15/07..............................................................    1,243,550
  1,350,000          Caa*    Belden & Blake Corp., 9.875% due 6/15/07..........................................    1,113,750
  2,245,000          B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                               10.500% due 1/15/06.............................................................    2,289,900
  2,310,000          B       Chesapeake Energy Corp., Sr. Notes,
                               9.625% due 5/1/05...............................................................    2,327,325
    750,000          B       Houston Exploration Corp., Sr. Sub. Notes,
                               8.625% due 1/1/08...............................................................      723,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Oil and Gas Production -- 4.8% (continued)
    940,000          B       Magnum Hunter Resources, Sr. Notes,
                               10.000% due 6/1/07.............................................................. $    914,150
  2,680,000          B+      Nuevo Energy Co., Sr. Sub. Notes,
                               9.500% due 6/1/08...............................................................    2,680,000
                             Plains Resources, Sr. Sub. Notes:
    360,000          B2*       10.250% due 3/15/06 ............................................................      360,000
    720,000          B2*       10.250% due 3/15/06 (b).........................................................      720,000
    600,000          B-      Range Resources Corp., Sr. Sub. Notes,
                               8.750% due 1/15/07..............................................................      556,500
  1,765,000          B       Stone Energy Corp., Sr. Sub. Notes,
                               8.750% due 9/15/07..............................................................    1,747,350
    890,000          BB-     Vintage Petroleum, Inc., Sr. Sub. Notes,
                               9.750% due 6/30/09..............................................................      932,275
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  16,315,550
----------------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.7%
                             Clark Refining and Marketing Inc.,
                               Sr. Notes:
  1,230,000          BB-         9.500% due 9/15/04............................................................    1,100,850
    210,000          BB-         8.375% due 11/15/07...........................................................      171,150
  1,830,000          B       Clark USA, Sr. Notes, 10.875% due 12/1/05.........................................    1,125,450
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,397,450
----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.3%
    990,000          BB      Compagnie Generale De Geophysique,
                               Sr. Notes, 10.625% due 11/15/07 (b).............................................      997,425
----------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Genetic -- 1.5%
  5,085,000          BB      ICN Pharmaceuticals Inc., Sr. Notes,
                               9.250% due 8/15/05..............................................................    4,957,875
----------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.6%
  2,060,000          B+      King Pharmaceutical Inc., Sr. Sub. Notes,
                               10.750% due 2/15/09.............................................................    2,193,900
----------------------------------------------------------------------------------------------------------------------------
Publishing - Newspapers -- 0.2%
    580,000          B+      Garden State Newspapers, Sr. Sub. Notes,
                               8.625% due 7/1/11...............................................................      524,900
----------------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 2.1%
  2,155,000          BBB     Repap New Brunswick, Sr. Secured Notes,
                               10.625% due 4/15/05.............................................................    2,233,119

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Pulp and Paper -- 2.1% (continued)
                             Riverwood International Corp.:
  1,005,000          B-        Sr. Notes, 10.625% due 8/1/07................................................... $    994,950
  3,405,000          CCC+      Sr. Sub. Notes, 10.875% due 4/1/08..............................................    3,013,425
    925,000          Ba3*    SD Warren Co., Sr. Notes,
                               14.000% due 12/15/06............................................................    1,005,938
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   7,247,432
----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.6%
  2,250,000          NR      Ocwen Asset Investment, Sr. Notes,
                               11.500% due 7/1/05..............................................................    1,901,250
----------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.2%
    690,000          BB-     Avis Rent A Car Inc., Sr. Sub. Notes,
                               11.000% due 5/1/09..............................................................      741,750
----------------------------------------------------------------------------------------------------------------------------
Savings and Loan Association -- 1.0%
  3,200,000          B2*     Ocwen Capital Trust, Jr. Sub. Notes,
                               10.875% due 8/1/27..............................................................    1,872,000
  1,630,000          B+      Ocwen Financial Corp., Sr. Notes,
                               11.875% due 10/1/03.............................................................    1,418,100
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,290,100
----------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 1.8%
  4,260,000          B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                               10.125% due 3/15/07.............................................................    3,983,100
  2,260,000          B       SCG Holding & Semiconductor Co.,
                               Sr. Notes, 12.000% due 8/1/09 ..................................................    2,135,700
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   6,118,800
----------------------------------------------------------------------------------------------------------------------------
Specialty Stores -- 0.1%
    335,000          B-      Advance Stores Co.,  Sr. Sub. Notes,
                               10.250% due 4/15/08.............................................................      246,225
----------------------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 9.9%
  1,460,000          B+      Call-Net Enterprises, Inc., Sr. Notes,
                               9.375% due 5/15/09..............................................................      445,300
    600,000(EUR)     A       Esat Telecom Group PLC, Sr. Notes,
                               11.875% due 11/1/09.............................................................      639,031
                             Esprit Telecom Group PLC, Sr. Notes:
  2,000,000(DEM)     CC        11.500% due 12/15/07............................................................       15,578
  1,135,000          CC        11.500% due 12/15/07 ...........................................................       39,725
  1,300,000          CC        10.875% due 6/15/08 (d).........................................................       32,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Specialty Telecommunications -- 9.9% (continued)
  2,475,000(EUR)     B       Flag Telecom Holding Ltd., Sr. Notes,
                               11.625% due 3/30/10 ............................................................ $  1,518,907
  2,500,000          B-      Focal Communications Corp.,
                               Sr. Discount Notes, step bond to yield
                               13.370% due 2/15/08.............................................................      837,500
  3,590,000          BB      Global Crossing Holdings Ltd., Sr. Notes,
                               9.500% due 11/15/09.............................................................    3,015,600
    940,000          B-      GT Group Telecom, Sr. Discount Notes,
                               step bond to yield 13.250% due 2/1/10 (b).......................................      305,500
                             Hermes Europe Railtel, Sr. Notes:
  1,130,000          B         11.500% due 8/15/07.............................................................      480,250
  4,220,000          B         10.375% due 1/15/09.............................................................    1,793,500
                             Jazztel PLC, Sr. Notes:
  1,225,000(EUR)     CCC+      13.250% due 12/15/09 (b)........................................................      661,142
    750,000(EUR)     CCC+      14.000% due 7/15/10 (b).........................................................      450,482
                             Level 3 Communications:
  7,270,000          B         Sr. Discount Notes, step bond to yield
                                 12.846% due 3/15/10...........................................................    2,580,850
  4,125,000(EUR)     B         Sr. Notes, 11.250% due 3/15/10 (b)..............................................    2,764,914
  1,060,000          CCC+    Madison River Capital, Sr. Notes,
                               13.250% due 3/1/10..............................................................      694,300
                             McLeod USA Inc.:
  1,630,000          B+        Sr. Discount Notes, step bond to yield
                                 11.223% due 3/1/07............................................................    1,202,125
  1,510,000          B+        Sr. Notes, 8.125% due 2/15/09...................................................    1,181,575
  1,695,000          B-      MGC Communications, Inc., Sr. Notes,
                               13.000% due 4/1/10 .............................................................      771,225
  1,700,000(CAD)     B-      Microcell Telecommunications Inc.,
                               Sr. Discount Notes, step bond
                               to yield 11.125% due 10/15/07...................................................      815,766
                             NEXTLINK Communications Inc.:
  4,125,000          B         Sr. Discount Notes, step bond to yield
                                 12.051% due 6/1/09............................................................    1,361,250
                               Sr. Notes:
  3,260,000          B           12.500% due 4/15/06 ..........................................................    2,469,450
    800,000          B           Step bond to yield 13.221% due 12/1/09........................................      232,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Specialty Telecommunications -- 9.9% (continued)
  3,515,000          B-      Primus Telecom Group, Sr. Notes,
                               11.750% due 8/1/04.............................................................. $  1,177,525
  2,880,000          B-      Tele1 Europe B.V., Sr. Notes,
                               13.000% due 5/15/09.............................................................    2,433,600
  1,400,000          B2*     Time Warner Telecom LLC, Sr. Notes,
                               9.750% due 7/15/08..............................................................    1,186,500
  1,135,000          B3*     USA Mobile Communication, Sr. Notes,
                               9.500% due 2/1/04...............................................................      698,025
                             Versatel Telecom, Sr. Notes:
    900,000(EUR)     B-        4.000% due 3/30/05 (b)..........................................................      449,503
  2,600,000          B-        13.250% due 5/15/08.............................................................    1,651,000
    200,000(EUR)     B-        11.250% due 3/10/10 ............................................................      112,294
  2,775,000          B-      Viatel Inc., Sr. Discount Notes, step bond to
                               yield 30.290% due 4/15/08.......................................................      596,625
  1,580,000          B+      Williams Communication Group Inc.,
                               Sr. Notes, 11.875% due 8/1/10 (b)...............................................    1,224,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  33,838,042
----------------------------------------------------------------------------------------------------------------------------
Steel -- 0.4%
  1,110,000          B       LTV Corp., Sr. Notes,
                               11.750% due 11/15/09 ...........................................................      283,050
    420,000          B+      WCI Steel Inc., Sr. Notes,
                               10.000% due 12/1/04.............................................................      312,900
  1,130,000          B-      WHX Corp., Sr. Notes,
                               10.500% due 4/15/05.............................................................      751,450
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,347,400
----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.0%
    555,000          B-      At Home Corp., 4.750% due 12/15/06................................................      311,494
  4,615,000          B-      World Access Inc., Sr. Notes,
                               13.250% due 1/15/08.............................................................    3,184,350
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   3,495,844
----------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.4%
  1,850,000          BB-     Westpoint Stevens Inc., Sr. Notes,
                               7.875% due 6/15/05..............................................................    1,304,250
----------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
    840,000          BB-     Standard Commercial Tobacco,
                               8.875% due 8/1/05...............................................................      663,600
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Trucks/Construction/Farm Machinery -- 0.2%
  1,035,000          B       Columbus McKinnon Corp., Sr. Sub. Notes,
                               8.500% due 4/1/08............................................................... $    833,175
----------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
  1,045,000          B       Buhrman U.S. Inc., Sr. Sub. Notes,
                               12.250% due 11/1/09 ............................................................    1,045,000
----------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 11.0%
  2,130,000          CCC     Airgate PCS Inc., Sr. Sub. Discount Notes,
                               step bond to yield 13.236% due 10/1/09..........................................    1,054,350
  4,165,000          CCC+    Alamosa PCS Holdings, Sr. Discount Notes,
                               step bond to yield 13.406% due 2/15/10..........................................    1,645,175
  1,470,000          B-      Centennial Cellular Operating Co.,
                               Sr. Sub. Notes, 10.750% due 12/15/08............................................    1,345,050
                             Clearnet Communications Inc.:
  2,500,000(CAD)     BBB+      Sr. Discount Notes, zero coupon until
                                 5/15/03, thereafter 10.400%
                                 due 5/15/08...................................................................    1,301,321
  2,000,000          B1*       Sr. Secured Notes, 10.125% due 7/7/07...........................................    2,065,450
                             Crown Castle International Corp.:
  2,020,000          B         Sr. Discount Notes, step bond to yield
                                 11.478% due 5/15/11...........................................................    1,282,700
  1,155,000          B         Sr. Notes, 10.750% due 8/1/11...................................................    1,155,000
    655,000          B       Dobson Communications Corp., Sr. Notes,
                               10.875% due 7/1/10 .............................................................      622,250
  1,600,000          B3*     Dobson/Sygnet Communications Corp.,
                               Sr. Notes, 12.250% due 12/15/08.................................................    1,540,000
    695,000          CCC     Horizon PCS Inc., Sr. Discount Notes, step
                               bond to yield 14.000% due 10/1/10 (b)...........................................      288,425
  4,785,000          B-      Millicom International Cellular S.A.,
                               Sr. Discount Notes, step bond to yield
                               14.635% due 6/1/06..............................................................    3,804,075
                             Nextel Communications Inc.:
  3,190,000          B1*       Sr. Discount Notes, step bond to yield
                                 11.008% due 9/15/07...........................................................    2,304,775
  9,600,000          B1*       Sr. Discount Notes, step bond to yield
                                 10.941% due 2/15/08...........................................................    6,408,000
  1,370,000          B1*       Sr. Notes, 9.375% due 11/15/09..................................................    1,181,625
  2,455,000          B-      Spectrasite Holdings Inc., Sr. Discount
                               Notes, step bond to yield
                               11.218% due 4/15/09.............................................................    1,190,675

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

    Face
  Amount++        Rating(a)                                 Security                                                 Value
Wireless Telecommunications -- 11.0% (continued)
    545,000          B3*     Telecorp PCS Inc., Sr. Sub. Notes,
                               10.625% due 7/15/10 ............................................................ $    517,750
                             Telesystems International Wireless Inc.,
                               Sr. Discount Notes:
  4,575,000          CCC+        Step bond to yield
                                   12.208% due 6/30/07.........................................................    2,310,366
  2,190,000          CCC+        Step bond to yield
                                   12.580% due 11/1/07.........................................................      908,850
  1,880,000          CCC+    U.S. Unwired Inc., Sr. Discount Notes,
                               step bond to yield 13.529% due 11/1/09..........................................      742,600
                             Voicestream Wireless Corp.:
  1,485,000          B2*       Sr. Discount Notes, step bond to yield
                                 11.875% due 11/15/09..........................................................    1,076,625
                               Sr. Notes:
    555,000          B2*         11.500% due 9/15/09...........................................................      611,888
  1,117,573          B2*         10.375% due 11/15/09..........................................................    1,190,216
  2,156,000          B+        Sr. Secured Notes, 9.620% due 2/29/09...........................................    2,129,050
  3,475,000          B-      Winstar Communications, Inc.,
                               Sr. Discount Notes, step bond to yield
                               16.726% due 4/15/10 ............................................................      781,875
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  37,458,091
----------------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             AND NOTES (Cost -- $392,713,884)..................................................  325,025,495
============================================================================================================================

    Shares                                                  Security                                                 Value

----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
         48                  Dobson Communications,
                               13.000%, Payment-in-kind........................................................        4,308
      1,926                  Viasystems, Inc., Series B........................................................       34,674
----------------------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost -- $30,966).................................................................       38,982
============================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

  Shares                                                    Security                                                 Value
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
----------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
     12,250                  Pagemart Nationwide Inc. (b)...................................................... $     73,500
        207                  SF Holdings Group, Class C Shares ................................................            6
          1                  Tele1 Europe Holding AB ADR.......................................................            7
----------------------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK
                             (Cost -- $2).......................................................................       73,513
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
WARRANTS (D) -- 0.3%
----------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
      5,425                  Australis Holdings, Expire 10/30/01...............................................            0
      8,625                  UIH Australia Inc., Expire 5/15/06 ...............................................       43,125
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      43,125
----------------------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
        535                  Cable Satisfaction., Expire 3/1/10................................................       10,968
----------------------------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      1,040                  Merrill Corp., Expire 5/1/09 .....................................................          104
----------------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.0%
      1,410                  Jostens Inc., Expire 5/1/10.......................................................       28,376
----------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.2%
      1,005                  Cybernet Internet Services International,
                               Sr. Notes, Expire 7/1/09 (b)....................................................        7,538
      4,050                  Splitrock Services, Expire 7/15/08 ...............................................      465,750
      8,700                  WAM!Net Inc., Expire 3/1/05 (b)...................................................      101,138
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     574,426
----------------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.0%
      4,800                  SD Warren Co., Expire 12/15/06 (b)................................................            0
----------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
        940                  GT Group Telecom, Expire 2/1/10...................................................       42,300
      4,125                  RSL Communications Ltd.,
                               Expire 11/15/06 (b).............................................................        8,250
     24,840                  Weblink Wireless Inc., Expire 12/31/03 (b)........................................       74,520
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     125,070
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited) (continued)

  Shares                                                    Security                                                 Value
Telephone Cellular -- 0.0%
      2,060                  Airgate PCS Inc., Expire 10/1/09.................................................. $    123,600
      4,125                  Iridium World Communications Ltd.,
                               Expire 7/15/05 .................................................................           41
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     123,641
----------------------------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $986,244)................................................................      905,710
============================================================================================================================

   Face
  Amount                                                    Security                                                 Value
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.2%
----------------------------------------------------------------------------------------------------------------------------
$14,223,000                  JP Morgan Securities Inc., 6.480% due
                                12/1/00; Proceeds at maturity --
                                $14,225,560; (Fully collateralized by U.S.
                                Treasury Bonds, 3.875% to 14.000% due
                                5/15/11 to 4/15/29; Market value --
                                $16,763,003) (Cost -- $14,223,000).............................................   14,223,000
============================================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $407,954,096**).......................................................... $340,266,700
============================================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is issued with attached warrants and bonds.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      (CAD) -- Canadian Dollar
      (DEM) -- German Mark
      (EUR) -- Euro
      (GBP) -- British Pound

      See page 25 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------
November 30, 2000 (unaudited)

                                                                     % of
                                                                Total Corporate
        Moody's            and/or       Standard & Poor's       Bonds and Notes
--------------------------------------------------------------------------------
           A                                    A                     0.2%
          Baa                                  BBB                    3.0
          Ba                                   BB                    24.5
           B                                    B                    65.2
          Caa                                  CCC                    5.8
          Ca                                   CC                     0.0*
          NR                                   NR                     1.3
                                                                    -----
                                                                    100.0%
                                                                    =====

----------
* Amount represents less than 0.1%

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "A" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on balance, as CCC, predominantly speculative with respect to capacity to pay interest and
CC, C repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2000 (unaudited)

ASSETS:
    Investments, at value (Cost -- $407,954,096) .................   $ 340,266,700
    Cash .........................................................             332
    Interest and dividends receivable ............................       8,668,096
    Receivable for open forward foreign currency contracts(Note 5)       1,030,840
    Receivable for securities sold ...............................         560,581
-----------------------------------------------------------------------------------
    Total Assets .................................................     350,526,549
-----------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased .............................       2,019,606
    Dividends payable ............................................         674,945
    Investment advisory fees payable .............................         284,640
    Payable for open forward foreign currency contracts (Note 5) .         143,463
    Administration fees payable ..................................          60,101
    Accrued expenses .............................................          54,308
-----------------------------------------------------------------------------------
    Total Liabilities ............................................       3,237,063
-----------------------------------------------------------------------------------
Total Net Assets .................................................   $ 347,289,486
===================================================================================
NET ASSETS:
    Par value of capital shares ..................................   $      43,023
    Capital paid in excess of par value ..........................     516,647,971
    Undistributed net investment income ..........................       1,084,955
    Accumulated net realized loss from security transactions and
      foreign currencies .........................................    (103,331,498)
    Net unrealized depreciation of investments and
      foreign currencies .........................................     (67,154,965)
===================================================================================
Total Net Assets
    (Equivalent to $8.07 per share on 43,022,603
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized) ...............................   $ 347,289,486
===================================================================================

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2000 (unaudited)

INVESTMENT INCOME:
    Interest ...................................................   $ 35,134,694
    Dividends ..................................................        195,067
--------------------------------------------------------------------------------
    Total Investment Income ....................................     35,329,761
--------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2) ..........................      2,746,011
    Administration fees (Note 2) ...............................        610,224
    Shareholder communications .................................         68,035
    Audit and legal ............................................         42,267
    Shareholder and system servicing fees ......................         36,239
    Registration fees ..........................................         30,899
    Directors' fees ............................................         28,994
    Custody ....................................................         22,845
    Other ......................................................         21,848
--------------------------------------------------------------------------------
    Total Expenses .............................................      3,607,362
--------------------------------------------------------------------------------
Net Investment Income ..........................................     31,722,399
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..    (35,213,273)
      Foreign currency transactions ............................      1,721,534
--------------------------------------------------------------------------------
    Net Realized Loss ..........................................    (33,491,739)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of
    Investments and Foreign Currencies:
      Beginning of period ......................................    (15,969,770)
      End of period ............................................    (67,154,965)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation ....................    (51,185,195)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................    (84,676,934)
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations .........................   $(52,954,535)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2000 (unaudited) and the Year Ended February 29, 2000

                                                          November 30      February 29
                                                          -----------      -----------
OPERATIONS:
    Net investment income ............................   $  31,722,399    $  43,924,366
    Net realized loss ................................     (33,491,739)     (37,972,107)
    (Increase) decrease in net unrealized depreciation     (51,185,195)       4,694,224
----------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations      (52,954,535)      10,646,483
----------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
    Net investment income ............................     (31,412,928)     (43,409,984)
----------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders ..................     (31,412,928)     (43,409,984)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Treasury stock acquired ..........................      (3,364,410)      (6,846,551)
----------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions ........................      (3,364,410)      (6,846,551)
----------------------------------------------------------------------------------------
Decrease in Net Assets ...............................     (87,731,873)     (39,610,052)

NET ASSETS:
    Beginning of period ..............................     435,021,359      474,631,411
----------------------------------------------------------------------------------------
    End of period* ...................................   $ 347,289,486    $ 435,021,359
========================================================================================
* Includes undistributed net investment income of: ...   $   1,084,955    $     229,710
========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and
(k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      During the nine months ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $180,227,632
--------------------------------------------------------------------------------
Sales                                                                185,371,682
================================================================================

      At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  5,206,161
Gross unrealized depreciation                                       (72,893,557)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(67,687,396)
================================================================================

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      5. Forward Foreign Currency Contracts

      At November 30, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                          Local           Market        Settlement   Unrealized
Foreign Currency         Currency         Value            Date      Gain (Loss)
================================================================================
To Sell:
Canadian Dollar          1,575,000     $1,025,018         12/8/00     $ 45,719
Canadian Dollar            170,000        110,637         12/8/00        4,512
Canadian Dollar            256,875        167,176         12/8/00        6,765
Canadian Dollar            348,750        226,968         12/8/00        9,080
Canadian Dollar            435,563        283,466         12/8/00       10,946
Euro                       585,000        509,341         12/4/00       (7,820)
Euro                     4,827,804      4,205,694        12/15/00      485,000
Euro                       237,500        206,896        12/15/00       18,112
Euro                       690,469        601,495        12/15/00       51,965
Euro                       625,000        544,463        12/15/00       50,287
Euro                       238,125        207,440        12/15/00       21,493
Euro                       251,250        218,874        12/15/00       23,055
Euro                       244,781        213,239        12/15/00        8,043
Euro                       119,277        103,907        12/15/00          806
Euro                        93,500         81,452        12/15/00         (761)
British Pound            2,180,625      3,092,946        12/22/00      186,060
British Pound              287,563        407,872        12/22/00       25,801
British Pound              545,000        773,015        12/22/00       44,540
--------------------------------------------------------------------------------
                                                                       983,603
--------------------------------------------------------------------------------
To Buy:
Euro                       573,559        499,379         12/4/00        7,667
Euro                       250,980        218,639        12/15/00      (18,036)
Euro                       274,883        239,462        12/15/00      (10,160)
Euro                       156,000        135,898        12/15/00       (7,435)
Euro                       169,000        147,223        12/15/00       (8,178)
Euro                        53,782         46,851        12/15/00       (1,092)
Euro                       500,000        435,570        12/15/00       14,895
Euro                       571,500        497,857        12/15/00       16,094
British Pound              970,000      1,375,343         12/8/00      (83,828)
British Pound              111,550        158,220        12/22/00       (4,576)
British Pound               82,450        116,945        12/22/00       (1,577)
--------------------------------------------------------------------------------
                                                                       (96,226)
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts                                          $887,377
================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 2000, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At November 30, 2000, the Fund held no purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the nine months ended November 30, 2000, the Fund did not enter into any written covered call or put option contracts.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 29, 2000, the Fund had, for Federal income tax purposes, approximately $57,559,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                           2003          2004          2005          2007          2008
==========================================================================================
Carryforward Amounts   $ 9,404,000   $18,115,000   $   239,000   $ 2,616,000   $27,185,000
==========================================================================================

      10. Capital Shares

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,960. For the nine months ended November 30, 2000, the Fund repurchased (and retired) 409,500 shares for a total cost of $3,364,410.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

                                  2000(1)         2000(2)         1999          1998          1997          1996(3)
=====================================================================================================================
Net asset value,
  beginning of Period            $   10.02       $   10.73     $   11.87     $   11.59     $   11.36       $   10.88
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)            0.75            1.00          1.01          1.09          1.12            1.13
  Net realized and
    unrealized gain (loss)           (1.98)          (0.76)        (1.12)         0.28          0.21            0.65
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    (1.23)           0.24         (0.11)         1.37          1.33            1.78
---------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                   0.01            0.03            --            --            --              --
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.73)          (0.98)        (1.03)        (1.09)        (1.08)          (1.27)
  Net realized gains                    --              --            --            --            --              --
  Capital                               --              --            --            --         (0.02)          (0.03)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.73)          (0.98)        (1.03)        (1.09)        (1.10)          (1.30)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period                  $    8.07       $   10.02     $   10.73     $   11.87     $   11.59       $   11.36
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(5)            0.64%++       (13.40)%       (2.44)%       10.96%        15.37%          18.83%
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(5)       (12.19)%++        3.89%        (0.72)%       12.43%        12.65%          17.80%
---------------------------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions)       $     347       $     435     $     475     $     523     $     494       $     477
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                         1.18%+          1.15%         1.17%         1.18%         1.20%           1.24%
  Net investment income              10.41+           9.62          9.03          9.19          9.89            9.74
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 47%             80%           84%           94%           61%             73%
---------------------------------------------------------------------------------------------------------------------
Market value, End of Period      $   7.500       $   8.125     $  10.438     $  11.750     $  11.625       $  11.125
=====================================================================================================================

(1)   For the nine months ended November 30, 2000 (unaudited).
(2)   For the year ended February 29, 2000.
(3)   For the year ended February 29, 1996.
(4) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                            Net Increase
                                                                                Net Realized                 (Decrease)
                                                                               and Unrealized              in Net Assets
                              Investment              Net Investment            Gain (Loss)                     From
                                Income                    Income               on Investments                Operations
                          ----------------------------------------------------------------------------------------------------
Quarter                                 Per                       Per                       Per                          Per
 Ended                    Total        Share          Total      Share        Total        Share          Total         Share
==============================================================================================================================
May 31,
   1998                $12,823,273     $0.29       $11,293,219   $0.26     $(2,829,443)   $(0.06)     $  8,463,776     $ 0.19
August 31,
   1998                 13,413,896      0.30        11,864,494    0.27     (36,436,763)    (0.83)      (24,572,269)     (0.56)
November 30,
   1998                 12,226,853      0.28        10,852,489    0.25        (336,494)    (0.01)       10,515,995       0.24
February 28,
   1999                 12,298,897      0.28        10,942,251    0.25     (10,362,335)    (0.23)          579,916       0.01
May 31,
   1999                 12,214,442      0.28        10,822,682    0.25      (6,708,610)    (0.15)        4,114,072       0.09
August 31,
   1999                 12,394,209      0.28        11,158,749    0.25     (16,122,251)    (0.36)       (4,963,502)     (0.11)
November 30,
   1999                 12,460,713      0.28        11,152,594    0.25      (4,771,670)    (0.11)        6,380,924       0.14
February 29,
   2000                 12,087,369      0.28        10,790,341    0.25      (5,675,352)    (0.13)        5,114,989       0.12
May 31,
   2000                 11,812,492      0.27        10,559,669    0.25     (27,280,228)    (0.64)      (16,720,559)     (0.39)
August 31,
   2000                 12,249,404      0.28        11,032,064    0.26       1,256,514      0.03        12,288,578       0.29
November 30,
   2000                 11,267,865      0.26        10,130,666    0.24     (58,653,220)    (1.37)      (48,522,554)     (1.13)
==============================================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                             NYSE         Net Asset     Dividend    Reinvestment
                         Closing Price      Value         Paid          Price
================================================================================
March 31, 1998              $11.563        $11.90        $0.086        $11.62
April 30, 1998               11.375         11.84         0.086         11.51
May 31, 1998                 11.438         11.81         0.086         11.53
June 30, 1998                11.625         11.74         0.086         11.55
July 31, 1998                11.438         11.76         0.086         11.50
August 31, 1998               9.750         10.99         0.086         10.58
September 30, 1998           11.000         10.83         0.086         10.73
October 31, 1998             10.688         10.42         0.086         10.34
November 30, 1998            10.750         10.97         0.086         10.79
December 31, 1998            10.250         10.85         0.084         10.34
January 29, 1999             10.250         10.94         0.084         10.26
February 28, 1999            10.438         10.73         0.084         10.40
March 31, 1999               10.438         10.77         0.084         10.34
April 30, 1999               10.313         10.88         0.084         10.35
May 31, 1999                 10.188         10.57         0.084         10.35
June 30, 1999                10.188         10.41         0.084         10.23
July 31, 1999                 9.813         10.36         0.081          9.66
August 31, 1999               9.250         10.21         0.081          9.28
September 30, 1999            8.875         10.10         0.081          8.77
October 31, 1999              8.688         10.01         0.081          8.87
November 30, 1999             8.313         10.12         0.081          8.31
December 31, 1999             8.125         10.13         0.081          8.11
January 31, 2000              8.625         10.05         0.081          8.61
February 29, 2000             8.125         10.02         0.081          8.18
March 31, 2000                8.250          9.74         0.081          8.21
April 30, 2000                8.188          9.65         0.081          8.18
May 31, 2000                  8.375          9.40         0.081          8.49
June 30, 2000                 8.625          9.54         0.081          8.70
July 31, 2000                 8.813          9.47         0.081          8.90
August 31, 2000               8.938          9.44         0.081          8.95
September 29, 2000            8.688          9.13         0.081          8.61
October 31, 2000              8.000          8.69         0.081          8.07
November 30, 2000             7.500          8.07         0.081          7.62
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      On June 15, 2000, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Paolo M. Cucchi and Robert A. Frankel as directors for a three-year period; and

      2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

The results of the vote on Proposal 1 were as follows

                                                     % of              Votes             % of
Directors                       Votes For        Shares Voted         Against         Shares Voted
==================================================================================================
Paolo M. Cucchi              41,053,717.804          98.93%         444,887.299           1.07%
Robert A. Frankel            41,042,043.129          98.90          456,561.974           1.10
==================================================================================================

      The results of the vote on Proposal 2 were as follows:

                        % of            Votes           % of             Votes            % of
Votes For           Shares Voted       Against      Shares Voted       Abstained       Shares Voted
===================================================================================================
41,067,322.660         98.96%        153,772.000        0.37%         277,510.443          0.67%
===================================================================================================

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paul R. Hardin, George M. Pavia and Heath B. McLendon.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                           --------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                      (This page intentionally left blank.)

                               [GRAPHIC OMITTED]

                                                           Managed
                                                           HIGH INCOME
                                                        PORTFOLIO INC.

Directors

Paolo M. Cucchi
Robert A. Frankel
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
125 Broad Street
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 1/01